UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report:   (Date of Earliest Event Reported) January 8, 2018 (January 3, 2018)

PANHANDLE OIL AND GAS INC.

(Exact name of registrant as specified in its charter)

OKLAHOMA	001-31759	73-1055775
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

5400 North Grand Blvd.,
Suite 300
Oklahoma City, OK		73112
(Address of principal executive offices)		(Zip code)

(405) 948-1560
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

________________________________________________________________________

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On January 3, 2018, Mr. H. Grant Swartzwelder resigned from the Board of Directors (“Board”) of Panhandle Oil and Gas Inc. (“Panhandle” or the “Company”), effective immediately, following the Board’s decision at its October 25, 2017, meeting not to nominate Mr. Swartzwelder for reelection.  Mr. Swartzwelder’s term as a director was set to expire at the 2018 Annual Shareholders Meeting.  A successor to Mr. Swartzwelder was nominated by the Board at its December 12, 2017, meeting and will be presented for election by the shareholders in Panhandle’s 2018 Proxy Statement which is to be mailed to shareholders later this month. Mr. Swartzwelder was a member of the Company’s Corporate Governance and Nominating Committee and Compensation Committee.  The Company would like to thank Mr. Swartzwelder for his 15 years of service to the Board.  A copy of the resignation email Mr. Swartzwelder submitted to the Company is attached to this Form 8-K as Exhibit 17.1.

On January 4, 2018, Darryl Smette informed the Company that he intends to submit his letter of resignation from the Board on or about March 7, 2018.  As previously disclosed, Mr. Smette informed the Company of his desire to retire from the Board following the appointment of his successor and the completion of a suitable transition period (originally expected to be on or about December 31, 2017).

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Investors and shareholders will be able to receive Panhandle’s proxy statement and any other relevant documents, once filed, free of charge at the SEC’s website, www.sec.gov, or from Panhandle at 5400 N. Grand Boulevard, Suite 300, Oklahoma City, OK 73112-5688, Attn:  Corporate Secretary.

ITEM 9.01   Financial Statements and Exhibits

(d)  Exhibits

Exhibit

NumberDescription

17.1Resignation email from H. Grant Swartzwelder dated January 3, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANHANDLE OIL AND GAS INC.

		By:	/s/ Paul F. Blanchard Jr.
Paul F. Blanchard Jr.,
President and CEO

DATE:	January 8, 2018